UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under § 240.14a-12

Monroe Capital Corporation

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

311 South Wacker Drive, Suite 6400
Chicago, Illinois 60606
(312) 258-8300
April 18, 2023
Dear Stockholder:
You are cordially invited to participate in Monroe Capital Corporation’s 2023 Annual Meeting of Stockholders to be held virtually on June 15, 2023 at 11:30 a.m. Eastern Time, at the following website: www.virtualshareholdermeeting.com/MRCC2023.
The Notice of Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. I will also report on the progress of the Company during the past year and answer stockholders’ questions.
It is important that your shares be represented at the Annual Meeting. If you are unable to participate in the meeting, I urge you to vote your shares by completing, dating and signing the enclosed proxy card and promptly returning it in the envelope provided. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the internet. Your vote is important regardless of the number of shares you own. We urge you to fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the internet as soon as possible even if you currently plan to participate in the Annual Meeting. This will not prevent you from voting virtually but will assure that your vote is counted if you are unable to participate in the meeting.
On behalf of your Board of Directors, thank you for your continued interest and support.
Sincerely yours,
Theodore L. Koenig
Chairman & Chief Executive Officer

MONROE CAPITAL CORPORATION
311 South Wacker Drive, Suite 6400
Chicago, Illinois 60606
(312) 258-8300
NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 15, 2023
Online Meeting Only — No Physical Meeting Location
www.virtualshareholdermeeting.com/MRCC2023
To the Stockholders of Monroe Capital Corporation:
The 2023 Annual Meeting of Stockholders of Monroe Capital Corporation (the “Company”) will be conducted virtually on June 15, 2023, at 11:30 a.m. (Eastern Time), at the following website: www.virtualshareholdermeeting.com/MRCC2023, for the following purposes:
1.   To elect three Class II directors to serve until their respective successors have been duly elected and qualified (Proposal No. 1);
2.   To approve a proposal to authorize flexibility for the Company, subject to approval of the Board of Directors of the Company, to sell shares of its common stock or warrants, options or rights to acquire its common stock during the next twelve months at a price below the Company’s then-current net asset value per share, subject to certain conditions as set forth in this proxy statement (including that the number of shares sold on any given date does not exceed 25% dilution to current investors not participating in the offering) (Proposal No. 2); and
3.   To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.
You or your proxyholder can participate, vote, and examine our stockholder list at the virtual annual meeting by visiting www.virtualshareholdermeeting.com/MRCC2023 and using the 16-digit control number included on your proxy card or voting instruction form. You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on April 6, 2023. Whether or not you expect to participate in the virtual meeting, please vote by signing the enclosed proxy card and returning it promptly in the self-addressed envelope provided. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the internet. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of the proxies by the Company.
By order of the Board of Directors,
Lewis W. Solimene, Jr.
Chief Financial Officer, Chief Investment Officer and Corporate Secretary
Chicago, Illinois
April 18, 2023
This is an important meeting. To ensure proper representation at the meeting, please indicate your vote as to the matters to be acted on at the meeting by following the instructions provided in the enclosed proxy card or voting instruction form. Even if you vote your shares prior to the meeting, you still may participate in the meeting and vote your shares virtually.

MONROE CAPITAL CORPORATION
311 South Wacker Drive, Suite 6400
Chicago, Illinois 60606
(312) 258-8300
PROXY STATEMENT
2023 Virtual Annual Meeting of Stockholders
To Be Held on June 15, 2023
Online Meeting Only — No Physical Meeting Location
www.virtualshareholdermeeting.com/MRCC2023
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Monroe Capital Corporation (the “Company,” “we,” “us” or “our”) for use at our 2023 Annual Meeting of Stockholders to be conducted virtually via live webcast on June 15, 2023, at 11:30 a.m. (Eastern Time), and at any adjournments thereof (the “Annual Meeting”). You or your proxyholder can participate, vote, and examine our stockholder list at the virtual annual meeting by visiting www.virtualshareholdermeeting.com/MRCC2023 and using the 16-digit control number included on your proxy card or voting instruction form. The Notice of Annual Meeting, this proxy statement, the accompanying proxy card and our Annual Report for the fiscal year ended December 31, 2022 are first being sent to stockholders on or about April 18, 2023.
We encourage you to vote your shares, either by voting virtually at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you vote by mail, internet or telephone as described in the instructions on the proxy card or voting instruction form, and we receive your vote in time for the meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as director and FOR the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.
Your vote is important. Whether or not you plan to participate in the Annual Meeting, please promptly vote your shares as described in the instructions on the proxy card or voting instruction form.
Important notice regarding the availability of proxy materials for the annual stockholder meeting to be held on June 15, 2023:
The Notice of Annual Meeting, proxy statement, proxy card and our Annual Report for the fiscal year ended December 31, 2022 are available at the following internet address: www.monroebdc.com.

INFORMATION ABOUT THE MEETING
When is the Annual Meeting?
The Annual Meeting will be conducted virtually on June 15, 2023, at 11:30 a.m. (Eastern Time).
Where will the Annual Meeting be held?
The Annual Meeting will be conducted virtually via live webcast at www.virtualshareholdermeeting.com/MRCC2023.
What items will be voted on at the Annual Meeting?
There are two matters scheduled for a vote:
1.   To elect three Class II directors to serve until their respective successors have been duly elected and qualified (Proposal No. 1); and
2.   To approve a proposal to authorize flexibility for the Company, subject to approval of the Board of Directors of the Company, to sell shares of its common stock or warrants, options or rights to acquire its common stock during the next twelve months at a price below the Company’s then-current net asset value per share, subject to certain conditions as set forth in this proxy statement (including that the number of shares sold on any given date does not exceed 25% dilution to current investors not participating in the offering) (Proposal No. 2).
As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.
What are the recommendations of the Board of Directors?
Our Board of Directors recommends that you vote:
“FOR” the election of the three Class II director nominees named herein to serve on the Board of Directors; and
“FOR” the proposal to authorize flexibility for the Company, subject to approval of the Board of Directors of the Company, to sell shares of its common stock or warrants, options or rights to acquire its common stock during the next twelve months at a price below the Company’s then-current net asset value per share, subject to certain conditions as set forth in this proxy statement (including that the number of shares sold on any given date does not exceed 25% dilution to current investors not participating in the offering).
Will the Company’s directors be in attendance at the Annual Meeting?
The Company encourages, but does not require, its directors to attend annual meetings of stockholders. All of our directors serving on our Board at the time of the 2022 Annual Meeting attended that meeting.

INFORMATION ABOUT VOTING
Who is entitled to vote at the Annual Meeting?
Only stockholders of record at the close of business on the record date, April 6, 2023, are entitled to receive notice of the Annual Meeting and to vote the shares for which they are stockholders of record on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. As of the close of business on April 6, 2023, we had 21,666,340 shares of common stock outstanding.
How do I vote?
With respect to Proposal No. 1, you may either vote “FOR” each of the Class II nominees to the Board of Directors, or you may vote “WITHHOLD AUTHORITY” for the nominees. With respect to Proposal No. 2, you may vote “FOR” or “AGAINST,” or abstain from voting altogether. The procedures for voting are fairly simple:
Stockholders of Record: Shares Registered in Your Name.   If on April 6, 2023, your shares were registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. If you are a stockholder of record, you may vote virtually at the Annual Meeting or vote by giving us your proxy. You may give us your proxy by completing the enclosed proxy card and returning it in the enclosed postage-prepaid envelope. Whether or not you plan to participate in the Annual Meeting, we urge you to fill out and return the enclosed proxy card or to otherwise give your proxy authorization as specified on the proxy card, to ensure your vote is counted. You may still participate in the Annual Meeting and vote virtually if you have already voted by proxy or have otherwise given your proxy authorization.
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VIRTUALLY:   To vote virtually, participate in the Annual Meeting, and submit your vote via the website.

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BY MAIL:   To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage paid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank.   If on April 6, 2023, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may be able to vote by telephone or over the internet as instructed by your broker or bank. To vote virtually at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy card.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock for which you are the stockholder of record as of April 6, 2023.
What does it mean if I receive more than one proxy card?
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please provide a response for each proxy card you receive to ensure that all of your shares are voted.
What if I return a proxy card but do not make specific choices?
If you return a signed and dated proxy card without marking any voting selections, your shares will be voted: “FOR” the election of the three Class II director nominees named herein to serve on the Board of

Directors and “FOR” the proposal to authorize flexibility for the Company, subject to approval of the Board of Directors of the Company, to sell shares of its common stock or warrants, options or rights to acquire its common stock during the next twelve months at a price below the Company’s then-current net asset value per share, subject to certain conditions as set forth in this proxy statement (including that the number of shares sold on any given date does not exceed 25% dilution to current investors not participating in the offering).
If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares as recommended by the Board of Directors or, if no recommendation is given, will vote your shares using his or her discretion.
Can I change my vote after submitting my proxy card?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the stockholder of record of your shares, you may revoke your proxy in any one of three ways:
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You may change your vote using the same method that you first used to vote your shares;

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You may send a written notice that you are revoking your proxy to Monroe Capital Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, Attention: Corporate Secretary; or

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You may participate in the Annual Meeting and vote virtually. Simply participating in the Annual Meeting, however, will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and “WITHHOLD AUTHORITY” votes for Proposal No. 1, and with respect to Proposal No. 2, “FOR,” “AGAINST” and “ABSTAIN.” A broker non-vote occurs when a nominee, such as a brokerage firm, bank, dealer or other similar organization, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a brokerage firm, bank, dealer or other similar organization, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.
If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. Under applicable Nasdaq Stock Market LLC Rules, each of Proposal Nos. 1 (election of directors) and 2 (authorization to sell shares below net asset value) is a non-routine proposal. Since these proposals to be voted on at the Annual Meeting are not routine matters, the broker or nominee that holds your shares will need to obtain your authorization to vote those shares and will enclose a voting instruction form with this proxy statement. The broker or nominee will vote your shares as you direct on their voting instruction form so it is important that you include voting instructions.
Abstentions will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting.
How many votes are needed to approve each proposal?
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For Proposal No. 1, the three nominees receiving the most “FOR” votes, among votes properly cast virtually or by proxy, will be elected, even if they receive approval from less than a majority of the votes cast. Because the nominees are running unopposed, all nominees are expected to be elected as directors, as all nominees who receive votes in favor will be elected, while votes not cast or voted “WITHHOLD AUTHORITY” will have no effect on the election outcome.

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To be approved, Proposal No. 2 must receive “FOR” votes from (1) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting and (2) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting that are not held by affiliated persons of the Company. With respect to Proposal No. 2 only, Section 2(a)(42) of the Investment Company Act of 1940, or the 1940 Act, defines “a majority of the outstanding shares” as the lesser of: (1) 67% or more of the common stock of the Company present or represented by proxy at the Annual Meeting, if the holders of more than 50% of the Company’s common stock are present or represented by proxy; or (2) more than 50% of the outstanding common stock of the Company. For purposes of the vote on this proposal, abstentions and broker non-votes will have the effect of votes against the proposal, although they will be considered present for purposes of determining the presence of a quorum.

How many shares must be present to constitute a quorum for the Annual Meeting?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented by stockholders present at the Annual Meeting or by proxy. On April 6, 2023, the record date, there were 21,666,340 shares outstanding and entitled to vote. Thus, 10,833,171 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Annual Meeting. Abstentions will be counted towards the quorum requirement.
If a quorum is not present at the Annual Meeting, or if a quorum is present but there are not enough votes to approve one or more of the proposals, the person named as chair of the Annual Meeting may adjourn the meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal(s).
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

ADDITIONAL INFORMATION
How and when may I submit a stockholder proposal for the Company’s 2024 Annual Meeting?
We will consider for inclusion in our proxy materials for the 2024 Annual Meeting of Stockholders, stockholder proposals that are received at our executive offices, in writing, no earlier than October 21, 2023 and no later than 5:00 p.m. (Eastern Time) on December 20, 2023, and that comply with our bylaws and all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Proposals must be sent to our Corporate Secretary at Monroe Capital Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.
Pursuant to our bylaws, stockholders wishing to nominate persons for election as directors or to introduce an item of business at an annual meeting that are not to be included in our proxy materials must have given timely notice thereof in writing to our Corporate Secretary. To be timely for the 2024 Annual Meeting of Stockholders, you must notify our Corporate Secretary, in writing, no earlier than October 21, 2023, and no later than 5:00 p.m. (Eastern Time) on December 20, 2023. We also advise you to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations, including the different notice submission date requirements in the event that the date of the notice for the 2024 Annual Meeting of Stockholders is more than 30 days before or after the first anniversary of the date of the notice for the 2023 Annual Meeting. In accordance with our bylaws, the chair of the 2024 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.
Pursuant to the Company’s bylaws, among other things, a stockholder’s notice shall set forth as to each individual whom the stockholder proposes to nominate for election or reelection as a director:
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the name, age, business address and residence address of such individual;

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the class, series and number of any shares of stock of the Company that are beneficially owned by such individual;

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the date such shares were acquired and the investment intent of such acquisition;

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whether such stockholder believes any such individual is, or is not, an “interested person” of the Company, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Company, to make either such determination; and

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all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

All nominees properly submitted to the Company (or which the nominating and corporate governance committee otherwise elects to consider) will be evaluated and considered by the members of the nominating and corporate governance committee using the same criteria as nominees identified by the nominating and corporate governance committee itself.
How can I obtain the Company’s Annual Report on Form 10-K?
A copy of our 2022 Annual Report on Form 10-K for the fiscal year ended December 31, 2022 is being mailed along with this proxy statement. Our 2022 Annual Report is not incorporated into this proxy statement and shall not be considered proxy solicitation material.
We will also mail to you without charge, upon written request, a copy of any specifically requested exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Requests should be sent to: Corporate Secretary, Monroe Capital Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606. A copy of our Annual Report on Form 10-K has also been filed with the Securities and Exchange Commission, or the SEC, and may be accessed from the SEC’s homepage (www.sec.gov).

Who is paying for this proxy solicitation?
The Company will pay for the entire cost of soliciting proxies. The Company has engaged a third party proxy solicitor, Broadridge Financial Solutions, Inc., and the Company estimates that the Company would pay the proxy solicitor a fee of approximately $115,000 for such services, plus reimbursement for out-of-pocket expenses, though the costs of the proxy solicitation process could be lower or higher than the Company’s estimate. The proxy solicitor may call you and ask you to vote your shares. The proxy solicitor will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. You may also be asked if you would like to vote over the telephone and to have your vote transmitted to our proxy tabulation firm.
In addition to these written proxy materials, directors, officers and employees of Monroe Capital BDC Advisors, LLC, the Company’s investment adviser, or MC Advisors, may also solicit proxies in person, by telephone or by other means of communication; however, the directors, officers and employees of MC Advisors will not be paid any additional compensation for soliciting proxies. In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by our proxy solicitor, directors, officers or employees of MC Advisors. MC Advisors is located at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.
The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
How many copies should I receive if I share an address with another stockholder?
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.
Brokers may be householding our proxy materials by delivering a single proxy statement and Annual Report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and Annual Report, or if you are receiving multiple copies of the proxy statement and Annual Report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request to: Corporate Secretary, Monroe Capital Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, or by calling (312) 258-8300. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Annual Report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.
Whom should I contact if I have any questions?
If you have any questions about voting your shares, please call our proxy solicitor, Broadridge Financial Solutions, Inc., at (833) 501-4817. If you have any questions about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact Corporate Secretary, Monroe Capital Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, Telephone: (312) 258-8300, or Fax: (312) 258-8350.

PROPOSAL NO. 1
ELECTION OF CLASS II DIRECTORS
The Board of Directors presently has seven members. Our Board of Directors is divided into three classes. Each class has a three-year term. Class I directors hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2025, Class II directors hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2023 and Class III directors hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2024. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualified. Vacancies on the Board of Directors may be filled by persons elected by a majority of the remaining directors and nominated by the nominating and corporate governance committee. A director elected by the Board of Directors to fill a vacancy in a class, including any vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. Thomas J. Allison and Robert S. Rubin are Class I directors; Jeffrey A. Golman, Jorde M. Nathan and Caroline B. Davidson are Class II directors; and Theodore L. Koenig and Jeffrey D. Steele are Class III directors.
Director/Nominee(1)	Age	Class	Term Expires	Audit Committee	Nominating & Corporate Governance Committee	Compensation Committee
Thomas J. Allison	71	I	2025	Chair		✓
Robert S. Rubin	66	I	2025	✓	✓	Chair
Jeffrey A. Golman*	67	II	2023	✓	Chair
Jorde M. Nathan*	60	II	2023		✓	✓
Caroline B. Davidson*	46	II	2023
Theodore L. Koenig	64	III	2024
Jeffrey D. Steele	63	III	2024

*
Indicates Class II director nominees

(1)
This column reflects the current directors and nominees on the Board of Directors.

The Board of Directors has nominated three directors (upon the recommendation of the nominating and corporate governance committee), Mr. Golman, Mr. Nathan and Ms. Davidson, for election as Class II directors. If elected at the Annual Meeting, each of Mr. Golman, Mr. Nathan and Ms. Davidson would serve until the 2026 Annual Meeting of Stockholders and until his or her successor is elected and has qualified, or, if sooner, until his or her death, resignation or removal. None of Mr. Golman, Mr. Nathan or Ms. Davidson is being nominated as a director for election pursuant to any agreement or understanding between such person and the Company. Each of Mr. Golman, Mr. Nathan and Ms. Davidson has indicated his or her willingness to continue to serve if elected and has consented to be named as a nominee. None of Mr. Golman, Mr. Nathan or Ms. Davidson is an “interested director” of the Company as defined under the 1940 Act. It is our policy to encourage directors and nominees for director to attend the Annual Meeting.
The directors will be elected by a plurality of the votes cast at the meeting, which means that the three nominees receiving the highest number of votes will be elected. Any shares not voted, whether by withheld authority, abstention or otherwise, will have no effect on the outcome of the election of directors. There are no cumulative voting rights with respect to the election of directors.
The Board of Directors recommends a vote “FOR” the election of all of the nominees whose names are set forth on the following pages. A stockholder can vote for or withhold his or her vote from each nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy for the election of the nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person who is nominated as a replacement. The Board of Directors has no reason to believe that the Class II director nominees named will be unable or unwilling to serve.

Information about the Nominees and Directors
Biographical information with respect to the Class II nominees up for election at the Annual Meeting, as well as each of the other directors, and such person’s qualifications to serve as a director is set forth on the succeeding pages. Unless otherwise indicated, each director has held his or her principal occupation or other positions with the same or predecessor organizations for at least the last five years. There are currently no family relationships among any director, nominee, or executive officer. Certain of our directors who are also officers of the Company may serve as directors of, or on the boards of managers of, certain of our portfolio companies.
Nominees for Class II Directors
Name, Address and Age(1)	Position(s) Held with MRCC	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director/Nominee During Past 5 Years
Independent Directors
Jeffrey A. Golman (67)	Director	Class II director since 2012; term expires 2023	Vice Chairman of Mesirow Financial, Inc.	1	None.
Jorde M. Nathan (60)	Director	Class II director since 2013; term expires 2023	Retired	1	None.
Interested Directors
Caroline B. Davidson (46)(2)	Director	Class II director since 2022; term expires 2023	Managing Director, Head of Capital Markets of Monroe Capital	1	None.

(1)
The address for each of Mr. Golman, Mr. Nathan, and Ms. Davidson is c/o 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.

(2)
Ms. Davidson is an interested director because of her position with MC Advisors.

Independent Directors
Jeffrey A. Golman has served on our Board of Directors since our initial public offering in October 2012 and is our nominating and corporate governance committee chairperson and a member on our audit committee. Since 2001, Mr. Golman has served as Vice Chairman of Mesirow Financial, Inc., a diversified financial services firm headquartered in Chicago. Prior to his time with Mesirow Financial, Mr. Golman co-founded GGW Management Partners, LLC, a management-oriented investment group formed in partnership with Madison Dearborn Partners, Willis Stein & Partners and The Pritzker Organization and was Managing Director with Lazard Frères & Co., LLC from 1989 to 1999. From 1981 to 1988, Mr. Golman worked with Salomon Brothers’ Chicago Banking Group, rising to the level of Vice President. Prior to that time, Mr. Golman practiced corporate and tax law in Chicago. Mr. Golman is a director of the Cystic Fibrosis Foundation Leadership Council’s Greater Illinois Chapter. Mr. Golman is also a member of The Economic Club of Chicago, a member of the University of Illinois Foundation and a member of the Development Council of B.U.I.L.D., Inc. (Broader Urban Involvement and Leadership Development), a non-profit organization which helps at-risk youth realize their potential and contributes to the stability, safety and well-being of our communities. Mr. Golman also serves in an advisory position and as a member of the Law Board of Northwestern University School of Law. Mr. Golman received his bachelor of science in accounting from the University of Illinois in Champaign-Urbana and received his juris doctor from Northwestern University.
Jorde M. Nathan has served on our Board of Directors since April 2013 and is a member of our nominating and corporate governance committee and a member of our compensation committee. Mr. Nathan was a Managing Director of Barclays Bank, a major global financial services provider, from

2008 until his retirement in 2012. From 1993 until 2008, Mr. Nathan was employed by Lehman Brothers Inc., and served as a Managing Director of distressed, high yield and leverage loan sales and trading. From 1985 to 1993, Mr. Nathan served in various capacities as a First Scholar at The First National Bank of Chicago, ultimately serving as head of trading for bank loans. Mr. Nathan graduated Phi Beta Kappa with an AB degree in Chinese Language and Economics from Amherst College and earned his master of business administration from the University of Chicago. Mr. Nathan is a member of the national board and serves as chairman of the central region of the Friends of Israel Defense Forces.
Interested Director
Caroline B. Davidson has served on our Board of Directors since June 2022. Ms. Davidson has served as a Managing Director and Head of Capital Markets of Monroe Capital LLC since 2015, where she is responsible for buy-side club originations, relationship management, and marketing as well as sell-side syndications, and is a member of Monroe Capital LLC’s investment committee. Ms. Davidson has over 20 years of experience in middle market investing. Prior to Monroe, from 2011 to 2014, Ms. Davidson was a senior deal professional at The Carlyle Group’s middle market private debt platform, where she focused on originating, structuring, negotiating, executing and managing middle market loans. Prior to Carlyle, Ms. Davidson was a founding professional at Churchill Financial from 2006 to 2011 and an Assistant Vice President at GE Antares Capital from 2004 to 2006. Ms. Davidson was recognized by Mergers & Acquisitions as one of 2017 and 2018’s Most Influential Women in Mid-Market M&A. She is a member of the Association for Corporate Growth, the Women’s Association of Venture & Equity, serves on the National Young Leadership Cabinet of the Jewish Federations of North America and serves on the Board of Directors of The Jewish United Fund. Ms. Davidson earned her M.B.A. from The University of Chicago Booth School of Business and her B.A. in Communications with a Certificate in Business from The University of Wisconsin — Madison.
Class I Directors (continuing directors not up for re-election at the Annual Meeting)
Name, Address and Age(1)	Position(s) Held with MRCC	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director/Nominee During Past 5 Years
Independent Directors
Thomas J. Allison (71)	Director	Class I director since 2013; term expires 2025	Principal of Thomas J. Allison & Associates Senior Advisor of Portage Point Partners	2	Monroe Capital Income Plus Corporation MCAP Acquisition Corporation Katy Industries
Robert S. Rubin (66)	Director	Class I director since 2012; term expires 2025	Managing Principal of the Diamond Group President of REAL Training Systems LLC	1	None.

(1)
The address for each of Messrs. Allison and Rubin is c/o 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.

Independent Directors
Thomas J. Allison has served on our Board of Directors and as our audit committee chairperson since April 2013. Mr. Allison has served as Principal of Thomas J. Allison & Associates, a senior management services firm, since 2013, and as Senior Advisor of Portage Point Partners, an interim management and business advisory firm, since May 2018. Mr. Allison has served as a director of Monroe Capital Income Plus

Corporation, a business development company, since April 2022 and as a director of MCAP Acquisition Corporation from March 2021 to December 2021. Mr. Allison has served as Chairman of Phoenixus AG, a pharmaceutical company, since August 2022. Mr. Allison has been an Independent Director of Grupo HIMA, the second largest healthcare system in Puerto Rico, since 2021. Mr. Allison has been a director of Assertio Therapeutics, Inc. since 2020, where he chairs the Opioid Committee, has been an Independent Director of Virtus Pharmaceuticals LLC since 2022, and has been a member of Aarete Consulting’s Advisory Board since 2016. Mr. Allison served as a director of Katy Industries, a manufacturer of commercial cleaning solutions and consumer storage products from 2017 to 2020, a director of PTC Alliance Group Holdings, a global manufacturer of steel tubing from 2014 to 2020, a director of The NORDAM Group, Inc., an aerospace company from 2019 to 2020, a director of Novum Pharma from 2019 to 2020 and a director of CannaTrac Technology, a logistics company, from 2018 to 2020. From 2019 to 2020, Mr. Allison served as Chief Restructuring Officer of Inspirion Delivery Sciences, LLC, a specialty pharmaceutical company. From September 2018 to January 2019, Mr. Allison was a director of PGHC Holdings, Inc., a restaurant holding company. From 2006 until his retirement in 2012, Mr. Allison served as Executive Vice President and Senior Managing Director of Mesirow Financial Consulting, LLC, a full-service financial and operational advisory consulting firm headquartered in Chicago. At Mesirow, Mr. Allison managed complex turnaround situations and advised on major reorganizations and insolvencies. He also served as CEO, CFO or CRO for several clients. From 2002 to 2006, Mr. Allison served as National Practice Leader of the restructuring practice of Huron Consulting Group. From 1988 to 2002, he served in a variety of roles at Arthur Andersen, LLC, including Partner-in-Charge, Central Region Restructuring Practice. Earlier in his career, Mr. Allison served in various capacities at Coopers & Lybrand, an accounting firm, First National Bank of Chicago and the Chicago Police Department. Mr. Allison has previously served as Chairman of the Association for Certified Turnaround Professionals, Chairman and Director of the Turnaround Management Association, is a Fellow in the American College of Bankruptcy and has taught as a guest lecturer at Northwestern University and DePaul University. Mr. Allison received his bachelor of science in commerce and his master of business administration from DePaul University.
Robert S. Rubin has served on our Board of Directors since our initial public offering in October 2012 and is our compensation committee chairperson, a member of our audit committee and a member of our nominating and corporate governance committee. Mr. Rubin has been managing principal of the Diamond Group, an investment group that operates various companies and partnerships engaged in asset management and real estate investments, since 1998. Mr. Rubin is also founder of and has been President of REAL Training Systems LLC, a company that provides virtual training and education, since 2019. Mr. Rubin was formerly Vice Chairman of the board of Diamond Bancorp, Inc. in Chicago. From 1997 to 1998, Mr. Rubin founded and ran a boutique derivatives advisory firm called Prospect Park Capital Advisors, and from 1991 to 1997 co-founded and ran Horizon Advisors, a hedge fund and commodity trading advisor. From 1986 to 1991, Mr. Rubin worked at Nomura Securities in the Global Syndicate and New Products Department, where he co-founded and served on the board of Nomura Capital Services Inc., the first Japanese dealer in derivative products. From 1983 to 1986, Mr. Rubin worked at First National Bank of Chicago (now a part of JPMorgan Chase Bank, N.A.). Mr. Rubin currently serves on the board of ADI Negev, which supports facilities for developmentally disabled children and adults in Israel. Mr. Rubin received his bachelor of arts from Harvard College in 1978 and his master of business administration from the University of Chicago in 1986.

Class III Directors (continuing directors not up for re-election at the Annual Meeting)
Name, Address and Age(1)	Position(s) Held with MRCC	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director/Nominee During Past 5 Years
Interested Directors
Theodore L. Koenig (64)	Chief Executive Officer and Chairman of the Board(2)	Class III director since inception; term expires 2024	Founder and Chief Executive Officer of Monroe Capital Chief Executive Officer and Manager of MC Advisors Chairman and Chief Executive Officer of MCAP Acquisition Corporation Chairman and Chief Executive Officer of Monroe Capital Income Plus Corporation	2	MCAP Acquisition Corporation Monroe Capital Income Plus Corporation
Jeffrey D. Steele (63)	Director(3)	Class III director since 2012; term expires 2024	President — Specialized Industries of CIBC US	1	None.

(1)
The address for each of Messrs. Koenig and Steele is c/o 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.

(2)
Mr. Koenig is an interested director because of his positions with the Company and/or MC Advisors.

(3)
Mr. Steele is an interested director because his employer is a participating lender in the Company’s credit facility.

Interested Directors
Theodore L. Koenig has served as our Chairman of the Board of Directors and Chief Executive Officer since our formation in February 2011 and as chairman of MC Advisors’ investment committee since our initial public offering in October 2012. Additionally, Mr. Koenig is the chief executive officer and a manager of MC Advisors. Since its formation in May 2018, Mr. Koenig has served as the chairman, director and chief executive officer of Monroe Capital Income Plus Corporation. From December 2020 to December 2021, Mr. Koenig served as the chief executive officer and chairman of MCAP Acquisition Corporation. Since founding Monroe Capital in 2004, Mr. Koenig has served continuously as its President and Chief Executive Officer. Prior to founding Monroe Capital, Mr. Koenig served as the President and Chief Executive Officer of Hilco Capital LP from 1999 to 2004, where he invested in distressed debt, junior secured debt and unsecured subordinated debt transactions. From 1986 to 1999, Mr. Koenig was a partner with the Chicago-based corporate law firm, Holleb & Coff. Mr. Koenig is a past President of the Indiana University Kelley School of Business Alumni Club of Chicago. He currently serves as director of the Commercial Finance Association and is a member of the Turnaround Management Association and the Association for Corporate Growth. Mr. Koenig also serves on the Dean’s Advisory Council, Kelley School of Business; on the Board of Overseers, Chicago-Kent School of Law; as Co-Chairman of Hope Chicago, a non-profit organization he co-founded in 2021 that funds post-secondary scholarships for Chicago students and their family members; and as Vice Chairman of the Board of Trustees of Allendale School, a non-profit residential and educational facility for emotionally troubled children in the greater Chicago area. He also holds a certification as a Certified Public Accountant. Mr. Koenig received a bachelor of science in accounting, with high honors, from Indiana University and earned a juris doctor, with honors, from Chicago Kent College of Law.
Jeffrey D. Steele has served on our Board of Directors since our initial public offering in October 2012. Mr. Steele currently serves as President — Specialized Industries of CIBC US (formerly known as The Private Bank), a commercial bank headquartered in Chicago, where he has held various roles since 2007. Mr. Steele was a founding member of The Private Bank’s Transitional Management Team, and is currently a member on the bank’s Executive Committee and Loan Committee, where his responsibilities include operations, compliance, bank-wide performance and credit approval. From 1992 to 2007, Mr. Steele worked in various capacities at LaSalle Bank, N.A., including serving as Group Senior Vice President from 2001 to 2007. From 1982 to 1992, he served in a variety of roles at National Boulevard Bank of Chicago, including Vice President and Co-Head of Commercial Banking. Mr. Steele has previously served as a board member of the Better Government Association in Chicago and has taught as a guest lecturer at Indiana University Kelley School of Business and the University of Iowa Tippie College of Business. Mr. Steele received his bachelor of science in finance from Indiana University and completed a graduate program in banking management at the Stonier Graduate School of Banking.
Qualifications of Directors
When considering whether our directors have the experience, qualifications, attributes and skills, taken as a whole, to enable our Board of Directors to satisfy its oversight responsibilities effectively in light of our operational and organizational structure, the nominating and corporate governance committee and the Board of Directors focused primarily on the information discussed in each of the director’s individual biographies set forth above and on the following particular attributes:
Interested Directors
•
Mr. Koenig:   The nominating and corporate governance committee and the Board of Directors considered his substantial experience implementing Monroe Capital’s investment strategy and investing in a variety of debt transactions, as well as his legal background, which provides our Board of Directors with valuable experience, insight and perspective.

•
Ms. Davidson:   The nominating and corporate governance committee and the Board of Directors considered her significant experience in middle market private credit investing coupled with her deep knowledge of the capital markets, which provides our Board of Directors with valuable industry knowledge, expertise and insight.

•
Mr. Steele:   The nominating and corporate governance committee and the Board of Directors considered his extensive middle-market commercial banking and corporate finance experience, which provide our Board of Directors with insight, perspective and industry knowledge.

Independent Directors
•
Mr. Allison:   The nominating and corporate governance committee and the Board of Directors considered his extensive turnaround and restructuring experience, significant financial leadership and extensive corporate finance experience, which provide our Board of Directors with industry knowledge and practical insight.

•
Mr. Golman:   The nominating and corporate governance committee and the Board of Directors considered his extensive capital markets and middle-market investment banking experience as well as his legal background, which provide our Board of Directors with valuable industry knowledge and analytical perspective.

•
Mr. Nathan:   The nominating and corporate governance committee and the Board of Directors considered his significant capital markets and leveraged loan experience, which provides our Board of Directors with industry knowledge and practical insight.

•
Mr. Rubin:   The nominating and corporate governance committee and the Board of Directors considered his extensive capital markets, risk management and business operating experience, which provide our Board of Directors with practical knowledge and valuable insight and perspective.

CORPORATE GOVERNANCE
Director Independence
The Board of Directors has a majority of directors who are independent under the listing standards of the Nasdaq Global Select Market, or Nasdaq. The Nasdaq Stock Market LLC Rules provide that a director of a business development company shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.
The Board of Directors has determined that the following directors are independent: Messrs. Allison, Golman (Nominee), Nathan (Nominee) and Rubin. Mr. Koenig and Ms. Davidson are “interested persons” due to their positions with the Company and/or MC Advisors, as discussed in their respective biographies. Mr. Steele is an “interested person” because his employer is a participating lender in the Company’s credit facility. Based upon independently verified information obtained from each director and the Class II director nominees concerning their background, employment and affiliations, the Board of Directors has affirmatively determined that none of the independent directors or the Class II independent director nominees has a material business or professional relationship with the Company, other than in his or her capacity as a member of the Board of Directors or any committee thereof.
Organization of the Board of Directors
The Board of Directors has established an audit committee, a nominating and corporate governance committee and a compensation committee. During 2022, the Board of Directors held six meetings, the audit committee held four meetings, and the nominating and corporate governance and compensation committees each held one meeting. Each of our directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which he or she served that was held during 2022 during the time he or she served, except for Mr. Koenig and Mr. Steele, who were each absent from two meetings of the Board of Directors. The Company encourages, but does not require, the directors to attend the Company’s annual meeting of its stockholders. All of our current directors attended our 2022 Annual Meeting.
Board Leadership Structure
The Board of Directors monitors and performs an oversight role with respect to the business and affairs of the Company. Among other things, the Board of Directors approves the appointment of our investment advisor, administrator and officers, reviews and monitors the services and activities performed by our investment advisor, administrator and officers and approves the engagement, and reviews the performance of, the Company’s independent registered public accounting firm.
Under the bylaws, the Board of Directors may designate a chairperson to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him or her by the Board of Directors. The Company does not have a fixed policy as to whether the chair of the Board of Directors should be an independent director and believes that its flexibility to select its chair and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.
Presently, Mr. Koenig serves as the Chairman of the Board of Directors. Mr. Koenig is an interested director because he is the Chief Executive Officer of the Company, serves on MC Advisors’ investment committee and is a manager of MC Advisors. The Company believes that Mr. Koenig’s history with the Company, familiarity with the Monroe Capital investment platform and extensive experience investing in and managing private equity and debt investments qualifies him to serve as Chairman of the Board of Directors. Moreover, our Board of Directors believes that it is in the best interests of our stockholders for Mr. Koenig to lead our Board of Directors because of his broad experience with the Monroe Capital platform, day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described above.

Our Board of Directors does not have a lead independent director. However, Mr. Allison, the chairman of the audit committee, is an independent director and acts as a liaison between the independent directors and management between meetings of our Board of Directors. Our Board of Directors believes that its leadership structure is appropriate in light of the Company’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The Board of Directors also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between MC Advisors and our Board of Directors.
Board Diversity
The following table summarizes certain self-identified characteristics of our directors, in accordance with Nasdaq Stock Market LLC Rules 5605(f) and 5606. Each term used in the table has the meaning given to it in the rule and related instructions.
Monroe Capital Corporation Board Diversity Matrix as of April 18, 2023
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6	—	—
Part II: Demographic Information
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	6	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—
Board Role in Risk Oversight
The Board of Directors performs its risk oversight function primarily through (a) its three standing committees, which report to the entire Board of Directors and are comprised solely of independent directors and (b) monitoring by the Company’s Chief Compliance Officer in accordance with its compliance policies and procedures.
As described below in more detail under “Audit Committee” and “Nominating and Corporate Governance Committee,” the audit committee and the nominating and corporate governance committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting and audits of the Company’s financial statements and discussing with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by the Company’s stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and its committees. Both the audit committee and the nominating and corporate governance committee consist solely of independent directors.
The Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Company’s Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by the Board of Directors, addresses at a minimum: (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors periodically, but in no event less than once each year.
The Company believes that the role of the Board of Directors in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a business development company. Specifically, as a business development company, the Company must comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage must equal at least 150% immediately after each time it incurs indebtedness and the Company generally has to invest at least 70% of its total assets in “qualifying assets.” In addition, the Company has elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code. As a RIC, the Company must, among other things, meet certain income source and asset diversification requirements.
The Company believes that the existing role of the Board of Directors in risk oversight is appropriate. However, the Company re-examines the manners in which the Board of Directors administers its oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.
Audit Committee
Thomas J. Allison, Jeffrey A. Golman and Robert S. Rubin serve as members of our audit committee. Mr. Allison serves as chairman of the audit committee. The members of the audit committee are independent directors, each of whom meets the independence standards established by the SEC and The Nasdaq Stock Market for audit committees and is independent for purposes of the 1940 Act. Our Board of Directors has determined that each of the members of our audit committee is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K under the Exchange Act. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee charter is available on our website at www.monroebdc.com.
Nominating and Corporate Governance Committee
The members of the nominating and corporate governance committee are Jeffrey A. Golman, Jorde M. Nathan and Robert S. Rubin, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance listing standards. Mr. Golman serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. The nominating and corporate governance committee charter is available on our website at www.monroebdc.com.
The nominating and corporate governance committee considers nominees to the Board of Directors recommended by a stockholder, if such stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our corporate secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our corporate secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board of Directors, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.
Criteria considered by the nominating and corporate governance committee in evaluating the qualifications of individuals for election as members of the Board of Directors include compliance with the independence and other applicable requirements of the Nasdaq corporate governance listing standards, the 1940 Act and the SEC, and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the nominating and corporate governance committee charter and the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Company operates. The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the Board of Directors, but the nominating and corporate governance committee will consider such factors as it may deem are in the best interests of the Company and its stockholders. Such factors may include the individual’s professional experience, education, skills and other individual qualities or attributes.
Compensation Committee
The members of the compensation committee are Robert S. Rubin, Thomas J. Allison and Jorde M. Nathan, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance listing standards. Mr. Rubin serves as chairman of the compensation committee. However, our executive officers are paid by MC Advisors and do not receive any direct compensation from us. The investment advisory and management agreement, or the Investment Advisory Agreement, which provides for the compensation payable to MC Advisors, is separately approved by a majority of the independent directors in accordance with Nasdaq Stock Market LLC Rule 5605(d) and Section 15(c) of the 1940 Act. The compensation committee charter is available on our website at www.monroebdc.com.
Compensation Committee Interlocks and Insider Participation
No member of our Compensation Committee is or has been one of our officers or employees, and none has any relationships with us of the type that is required to be disclosed in this proxy statement under Item 407(e)(4) of Regulation S-K. None of our executive officers serves or has served as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any entity that has any relationships with us of the type that is required to be disclosed in this proxy statement under Item 407(e)(4) of Regulation S-K.
Communications Between Stockholders and the Board of Directors
Stockholders with questions about Monroe Capital Corporation are encouraged to contact Lewis W. Solimene, Jr. at Monroe Capital Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606. However, if stockholders feel their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to: Monroe Capital Corporation, Board of Directors, c/o Lewis W. Solimene, Jr. at the address listed above. All stockholder communications received by the Company through one of the means described will be delivered to one or more members of the Board of Directors.

Information About Executive Officers Who are Not Directors
The following information pertains to the Company’s executive officer who is not a director of the Company:
Name, Address and Age(1)	Position(s) Held with MRCC	Principal Occupation(s) During Past 5 Years
Lewis W. Solimene, Jr. (63)	Chief Financial Officer, Chief Investment Officer and Corporate Secretary
Managing Director and Portfolio Manager of Monroe Capital
Chief Financial Officer, Chief Investment Officer, and Corporate Secretary of Monroe Capital Income Plus Corporation
Managing Director and Head of Opportunistic Investments for Allstate Investments, LLC

(1)
The address for Mr. Solimene is c/o 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.

Lewis W. Solimene, Jr. has served as our Chief Financial Officer, Chief Investment Officer and Corporate Secretary since June 2022. Mr. Solimene has served as a Managing Director and Portfolio Manager of Monroe Capital LLC since July 2021 and has served as Chief Financial Officer, Chief Investment Officer, and Corporate Secretary of Monroe Capital Income Plus Corporation since January 2022. Prior to joining Monroe Capital LLC, Mr. Solimene served as a Managing Director and Head of Opportunistic Investments for Allstate Investments, LLC, from 2016 to 2021, where he was responsible for managing a portfolio strategy that focused on deploying debt and equity capital in dislocated markets, out-of-favor sectors and special situations. From 2007 to 2016, Mr. Solimene was a Senior Managing Director at Macquarie Capital, where he was head of the Restructuring and Special Situations Group. Mr. Solimene was also a Managing Director at Giuliani Capital Advisors LLC from 2004 to 2007, where he ran the Restructuring Advisory Practice. At Ernst & Young Corporate Finance LLC from 2000 to 2004, Mr. Solimene was a Managing Director specializing in providing strategic solutions for underperforming and over-leveraged companies. From 1981 to 2000, Mr. Solimene held a number of leadership roles at Bank of America (and its predecessor, Continental Illinois National Bank and Trust Company), including as a Managing Director in the Global Special Situation Group where he managed a proprietary capital portfolio of stressed and distressed bank debt, private placements, high-yield bonds and equities. Mr. Solimene served on the Board of Directors of Runway Growth Finance Corp. (NASDAQ:RWAY) from January 2017 until June 2022. In addition, Mr. Solimene currently serves on the boards of directors of a number of privately held companies and non-profit organizations. Mr. Solimene received a B.S. in Finance from Western Illinois University and an M.B.A. from The University of Chicago Booth School of Business.
Hedging Transactions
The Joint Code of Ethics adopted by the Company and MC Advisors requires that directors, officers, general partners and certain other designated persons of the Company and MC Advisors receive clearance from the Company’s Chief Compliance Officer prior to buying or selling options on or futures or other derivatives related to, the Company’s common stock, or from selling short shares of the Company’s common stock.
Code of Ethics
The Company has adopted a code of ethics, or our Code of Business Conduct, that all officers, directors and employees of the Company and MC Advisors are expected to observe. The Board of Directors annually reviews our Code of Business Conduct. The Company’s Code of Business Conduct can be accessed via the Company’s website at www.monroebdc.com. The Company intends to disclose any amendments to or waivers of required provisions of the Code of Business Conduct on the Company’s website. We will provide any person, without charge, upon request, a copy of our Code of Business Conduct. To receive a copy, please provide a written request to: Monroe Capital Corporation, Attn: Chief Compliance Officer, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.

COMPENSATION DISCUSSION AND ANALYSIS
Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Our day-to-day investment operations are managed by MC Advisors. Services necessary for our business are provided by individuals who are employees of an affiliate of MC Advisors, pursuant to the terms of our Investment Advisory Agreement and our administration agreement. Each of our executive officers is an employee of an affiliate of MC Advisors. We reimburse MC Management, as administrator, for its allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including its allocable portion of the cost of our officers and their respective staffs, and we reimburse MC Advisors for certain expenses under the Investment Advisory Agreement.
COMPENSATION COMMITTEE REPORT1
The Compensation Committee of our Board of Directors has reviewed and discussed with management the information contained in the Compensation Discussion and Analysis section of this proxy statement and, based on their review and discussion, has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement to be filed with the SEC.
February 22, 2023
The Compensation Committee
Robert S. Rubin
Thomas J. Allison
Jorde M. Nathan

1
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

2022 DIRECTOR COMPENSATION TABLE
The following table shows information regarding the compensation received by our directors for the fiscal year ended December 31, 2022. No compensation is paid by us to interested directors, other than to Mr. Steele, who is not an employee of us or MC Advisors.
Name	Fees Earned or Paid in Cash(1)	Total
Independent Directors
Thomas J. Allison	$41,000	$41,000
Jeffrey A. Golman	$31,000	$31,000
Jorde M. Nathan	$26,000	$26,000
Robert S. Rubin	$26,000	$26,000
Interested Directors
Jeffrey D. Steele	$24,000	$24,000
Theodore L. Koenig	None	None
Aaron D. Peck(2)	None	None
Caroline B. Davidson(3)	None	None

(1)
For a discussion of compensation paid to directors, see below.

(2)
Mr. Peck resigned as a director effective June 30, 2022.

(3)
Ms. Davidson was appointed as a director effective June 30, 2022.

Each independent director and each interested director who is not an employee of MC Advisors or any of its affiliates, receives an annual retainer of $20,000 for serving on the Board of Directors and a $1,000 fee for each meeting attended. The chair of our audit committee receives a $15,000 annual retainer and the chair of our nominating and corporate governance committee receives a $5,000 annual retainer. Mr. Steele, who is not an employee of us, MC Advisors or its affiliates, is the only interested director that currently receives director compensation. “Interested Directors” that are employees of MC Advisors or its affiliates do not receive additional compensation for service as a member of our Board of Directors. We also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time-to-time.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
We have entered into agreements with MC Advisors, in which our senior management and members of MC Advisors’ investment committee have ownership and financial interests. Members of our senior management and members of the investment committee also serve as principals of other investment managers affiliated with MC Advisors that do, and may in the future, manage investment funds, accounts or other investment vehicles with investment objectives similar to ours. Our senior management team holds equity interests in MC Advisors. In addition, our executive officers and directors and the principals of MC Advisors and members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objectives.
We may compete with other entities managed by MC Advisors and its affiliates for capital and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by MC Advisors or its affiliates or by members of the investment committee. However, in order to fulfill its fiduciary duties to each of its clients, MC Advisors intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with MC Advisors’ allocation policy so that we are not disadvantaged in relation to any other client. MC Advisors has agreed with our Board of Directors that allocations among us and other investment funds affiliated with MC Advisors will be made based on capital available for investment in the asset class being allocated. We expect that our available capital for investments will be determined based on the amount of cash on hand, existing commitments and reserves, if any, and the targeted leverage level and targeted asset mix and diversification requirements and other investment policies and restrictions set by our Board of Directors or as imposed by applicable laws, rules, regulations or interpretations.
Affiliates of MC Advisors manage other assets in 12 closed-end funds, two small business investment companies and 20 private funds that also have an investment strategy focused primarily on senior secured, unitranche secured and junior secured debt and to a lesser extent, unsecured subordinated debt to lower middle-market companies. In addition, MC Advisors manages a private BDC, Monroe Capital Income Plus Corporation, and it may manage other entities in the future with an investment focus similar to ours. To the extent that we compete with entities managed by MC Advisors or any of its affiliates for a particular investment opportunity, MC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) its internal conflict of interest and allocation policies, (b) the requirements of the Investment Advisers Act of 1940, as amended, and (c) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates. MC Advisors’ allocation policies are intended to ensure that we may generally share equitably with other investment funds or other investment vehicles managed by MC Advisors or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other investment funds or other investment vehicles.
MC Advisors and/or its affiliates may in the future sponsor or manage investment funds, accounts or other investment vehicles with similar or overlapping investment strategies and have put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. We have in the past and expect in the future to co-invest on a concurrent basis with other affiliates, unless doing so is impermissible with existing regulatory guidance, applicable regulations, the terms of any exemptive relief granted to us and our allocation procedures. MC Advisors will seek to ensure an equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by MC Advisors and its affiliates. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. We received exemptive relief from the SEC on October 15, 2014 that permits greater flexibility relating to co-investments, subject to certain conditions. On September 26, 2022, we filed a further application for co-investment exemptive relief with the SEC to better align our existing co-investment relief with more recent SEC exemptive orders. On January 10, 2023, the SEC granted the new order in response to our application. When we invest alongside such other accounts as permitted under the 1940 Act, pursuant to SEC staff interpretations, or our exemptive relief from the SEC that permits greater flexibility relating to co-investments, such investments are made consistent with such relief and MC Advisors’ allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by MC Advisors and approved by our Board of Directors, including a majority of our independent directors. The allocation policy provides that allocations among us and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our Board of Directors, including a majority of our independent directors. It is our policy to base our determinations as to the amount of capital available for investment on such factors as the amount of cash on hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our Board of Directors, or imposed by applicable laws, rules, regulations or interpretations.
We expect that these determinations will be made similarly for other accounts. In situations where co-investment with other entities sponsored or managed by MC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, MC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. MC Advisors will make these determinations based on its policies and procedures which will generally require that such opportunities be offered to eligible accounts on a basis that is fair and equitable over time.
Our senior management, members of MC Advisors’ investment committee and other investment professionals from MC Advisors may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material nonpublic information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.
We have entered into an Investment Advisory Agreement with MC Advisors, under which MC Advisors, subject to the overall supervision of the Board of Directors, provides investment advisory services to us. We pay MC Advisors a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee.
The base management fee is calculated initially at an annual rate equal to 1.75% of average invested assets (calculated as total assets excluding cash, which includes assets financed using leverage); provided, however, the base management fee is calculated at an annual rate equal to 1.00% of our average invested assets (calculated as total assets excluding cash, which includes assets financed using leverage) that exceeds the product of (i) 200% and (ii) our average net assets. This has the effect of reducing our base management fee rate on assets in excess of regulatory leverage of 1:1 debt to equity to 1.00% per annum. For example, if total assets (including cash of $20.0 million) are $500.0 million and total liabilities are $300.0 million, then net assets are $200.0 million. The excess of these assets over $400.0 million (the product of 200% times $200.0 million of net assets) is $80.0 million, which will be charged the reduced annual management fee rate of 1.00%. The remaining invested assets of $400.0 million (calculated as $500.0 million total assets, less cash of $20.0 million and less $80.0 million of assets charged management fees at the reduced annual management fee rate of 1.00%) will be charged management fees at an annual rate of 1.75%. The base management fee is payable quarterly in arrears.
The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a 2% (8% annualized) preferred return, or “hurdle,” and a “catch up” feature. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income will be payable except to the extent 20% of the cumulative net increase in net assets resulting from operations over the then-current and 11 preceding quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters (the “Incentive Fee Limitation”). Therefore, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20% of the amount by which pre-incentive fee net investment income for such calendar quarter exceeds the 2% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of our pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized gains and losses for the then-current and 11 preceding quarters.

The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year in an amount equal to 20% of realized capital gains, if any, on a cumulative basis from inception through the end of the year, computed net of all realized capital losses on a cumulative basis and unrealized depreciation, less the aggregate amount of any previously paid capital gain incentive fees.
The incentive fee is computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for MC Advisors to invest in certain types of securities that may have a high degree of risk. For the year ended December 31, 2022, we paid MC Advisors a base management fee, net of base management fee waivers, of approximately $9.0 million and incentive fees, net of incentive fee waivers, of approximately $3.6 million. Incentive fees during the year ended December 31, 2022 were not reduced due to the Incentive Fee Limitation described above. During the year ended December 31, 2022, we did not accrue any capital gains incentive fees. The address of MC Advisors is 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.
Additionally, we rely on investment professionals from MC Advisors to assist our Board of Directors with oversight of the process used to determine the fair value of our portfolio investments. MC Advisors’ management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of MC Advisors are involved in the valuation process for our portfolio investments.
We have entered into an administration agreement, pursuant to which Monroe Capital Management Advisors, LLC, or MC Management, furnishes us with office facilities and equipment and provides us clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under our administration agreement, MC Management performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. For the year ended December 31, 2022, $1.2 million of expenses were reimbursed to MC Management under our administration agreement. The address of MC Management is 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.
MRCC Senior Loan Fund I, LLC, or SLF, an unconsolidated entity in which we co-invest with Life Insurance Company of the Southwest primarily in senior secured loans, has entered into an administration agreement with MC Management, pursuant to which MC Management provides SLF with certain loan servicing and administrative functions. SLF may reimburse MC Management for its allocable share of overhead and other expenses incurred by MC Management. For the year ended December 31, 2022, SLF incurred $0.2 million of allocable expenses under the administration agreement between SLF and MC Management.
We have entered into a license agreement with Monroe Capital LLC under which Monroe Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Monroe Capital” for specified purposes in our business. Under this agreement, we have a right to use the “Monroe Capital” name, subject to certain conditions, for so long as MC Advisors or one of its affiliates remains our investment advisor. Other than with respect to this limited license, we have no legal right to the “Monroe Capital” name.
Pursuant to its charter, our audit committee is responsible for reviewing with both management and the Company’s independent accountants, as appropriate, all related party transactions or dealings with parties related to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our common stock as of April 6, 2023, the record date, by those persons who directly or indirectly own, control or hold with the power to vote, five percent or more of our outstanding common stock and all executive officers and directors, individually and as a group.
As of the record date, to our knowledge, no person would be deemed to “control” (as such term is defined in the 1940 Act) the Company.
Our directors consist of three interested directors and four independent directors. An interested director is an “interested person” of the Company, as defined in the 1940 Act, and independent directors are all other directors.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of April 6, 2023. Percentage of beneficial ownership is based on 21,666,340 shares of common stock outstanding as of April 6, 2023. Unless otherwise stated, the business address of each person below is 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606. Except as otherwise described in the notes below, the following beneficial owners have sole voting power and sole investment power with respect to all shares of common stock set forth opposite their respective names.
Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Class	Dollar Range of Equity Securities Beneficially Owned by our Directors(2)(3)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Interested Directors
Theodore L. Koenig	613,925	2.8%	over $100,000	over $100,000
Caroline B. Davidson	12,156	*	$50,001 – $100,000	$50,001 – $100,000
Jeffrey D. Steele	20,000	*	over $100,000	over $100,000
Independent Directors
Thomas J. Allison	36,433	*	over $100,000	over $100,000
Jeffrey A. Golman	14,011	*	$50,001 – $100,000	over $100,000
Jorde M. Nathan	20,000	*	over $100,000	over $100,000
Robert S. Rubin	57,886	*	over $100,000	over $100,000
Executive Officers
Lewis W. Solimene, Jr.	981	*	n/a	n/a
All Directors and Executive Officers as a Group (8 Persons)	775,392	3.6%	over $100,000	over $100,000

*
Less than 1.0%

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act.

(2)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(3)
The dollar range of equity securities beneficially owned by our directors is based on a closing stock price of $7.65 per share as of April 6, 2023.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of our Common Stock, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors, and greater than 10% stockholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.
Based solely on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the year ended December 31, 2022, all Section 16(a) filing requirements applicable to such persons were met in a timely manner, with the following inadvertent exceptions: Thomas J. Allison, Independent Director, filed late one Form 4 with respect to three transactions in shares of common stock during the reporting period.

AUDIT COMMITTEE REPORT1
The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2022.
The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and RSM US LLP, the Company’s independent registered public accounting firm. The Audit Committee included in its review results of RSM US LLP’s audit of the Company’s financial statements, the Company’s internal controls and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.
The Audit Committee also has discussed with RSM US LLP matters relating to RSM US LLP’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Statement of Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. In addition, the Audit Committee has discussed with RSM US LLP its independence from management and the Company, as well as the matters in the written disclosures received from RSM US LLP and required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committee Concerning Independence). The Audit Committee received a letter from RSM US LLP confirming its independence and discussed it with them. The Audit Committee discussed and reviewed with RSM US LLP the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of RSM US LLP’s audits and all fees paid to RSM US LLP during the fiscal year. The Audit Committee adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by RSM US LLP for the Company. The Audit Committee has reviewed and considered the compatibility of RSM US LLP’s performance of non-audit services with the maintenance of RSM US LLP’s independence as the Company’s independent registered public accounting firm.
Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC. In addition, the Audit Committee has nominated RSM US LLP for the full Board’s consideration to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The Company’s Board of Directors, including all of the independent directors, is expected to select RSM US LLP at a meeting held within 30 days prior to the Annual Meeting, called for the purpose of selecting an independent auditor.
February 22, 2023
The Audit Committee
Thomas J. Allison, Chair
Jeffrey A. Golman
Robert S. Rubin

1
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has nominated RSM US LLP for consideration by the full Board of Directors to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Our Board of Directors, including all of the independent directors, is expected to select RSM US LLP at a meeting held within 30 days prior to the Annual Meeting, called for the purpose of selecting an independent auditor. RSM US LLP also will serve as the independent registered public accounting firm for our wholly-owned subsidiaries. It is expected that a representative of RSM US LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer appropriate questions.
We have paid or expect to pay the following fees to RSM US LLP for work performed in 2021 and 2022 or attributable to the audit of our 2021 and 2022 consolidated financial statements:
	Fiscal Year Ended December 31, 2021	Fiscal Year Ended December 31, 2022
Audit Fees	$614,552	$520,188
Audit-Related Fees	38,535	—
Tax Fees	15,750	60,722
All Other Fees	—	—
TOTAL FEES	$668,837	$580,910
Audit Fees.   Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our annual financial statements, the audit of the effectiveness of our internal control over financial reporting and the review of our quarterly financial statements in accordance with generally accepted auditing standards. This category contains fees for comfort letters, consents, and assistance with and review of documents filed with the SEC.
Audit-Related Fees.   Audit-related fees are assurance related services that traditionally are performed by the independent accountant, not included in the Audit Fees category above, including statutory audits.
Tax Fees.   Tax fees include corporate and subsidiary compliance and consulting.
All Other Fees.   Fees for other services would include fees for products and services other than the services reported above, including any non-audit fees.
Pre-Approval Policies and Procedures
The Audit Committee has established, and our Board of Directors has approved, a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by RSM US LLP, the Company’s independent registered accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent registered accounting firm in order to assure that the provision of such services does not impair the firm’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered accounting firm to management.
During 2021 and 2022, all of our audit fees, audit-related fees, tax fees and fees for other services provided by our independent registered public accounting firm were pre-approved by our Audit Committee.

PROPOSAL NO. 2
APPROVAL TO SELL SHARES OF COMMON STOCK BELOW NET ASSET VALUE
The 1940 Act generally prohibits the Company, as a business development company, from offering and selling shares of its common stock at a price below its then-current net asset value (“NAV”) per share, unless the policy and practice of doing so is approved by the Company’s stockholders within one year immediately prior to any such sales.
The Company is seeking stockholder approval now to sell its shares below NAV in order to provide flexibility for future sales, which typically are undertaken quickly in response to market conditions. The final terms of any such sales will be determined by the Company’s Board of Directors at the time of sale. Also, because the Company has no definitive plans to sell any shares of its common stock below NAV, it is impracticable to describe the transaction or transactions in which such shares would be sold. Instead, any transaction where the Company would sell shares of its common stock, including the nature and amount of consideration that would be received by the Company at the time of sale and the use of any such consideration, will be reviewed and approved by the Company’s Board of Directors at the time of sale. If this Proposal No. 2 is approved, the Company will not solicit further authorization from its stockholders prior to any such sale, and the authorization would be effective for shares sold during a period beginning on the date of stockholder approval and expiring twelve months from such approval.
In a common stock offering, investors are offered an ownership interest in a corporation. Stockholders typically are entitled to vote on the selection of corporate directors and other important matters, as well as to receive distributions on their holdings to the extent such distributions are declared.
Generally, common stock offerings by business development companies are priced based on the market price of the currently outstanding shares of common stock, less a small discount of approximately 5%. Accordingly, even when shares of the Company’s common stock trade at a market price below NAV, this Proposal No. 2, if approved by the stockholders, would permit the Company to offer and sell shares of its common stock in accordance with pricing standards that market conditions generally require, not exceeding 25% dilution to current investors not participating in the offering. Subject to this cap on dilution, there will be no limit on the number of offerings that the Company may conduct under this proposal for the one-year period that authorization is granted. This Proxy Statement is not an offer to sell securities of the Company. Securities may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from SEC registration requirements.
At the 2022 Annual Meeting, the stockholders of the Company approved a substantively identical proposal, enabling such offers and sales of the Company’s common stock at a price below NAV through June 8, 2023.
Sales Below NAV
The Company’s ability to issue shares of its common stock at a price below NAV is governed by the 1940 Act. Specifically, Section 63(2) of the 1940 Act provides that the Company may offer and sell shares of common stock at prices below the then-current NAV with stockholder approval, provided that:
•
any such sales are approved by (1) a majority of the Company’s independent directors and (2) a majority of the Company’s directors who have no financial interest in the proposal as being in the best interests of us and our stockholders; and

•
such a required majority of directors, in consultation with the underwriter of the offering, if it is underwritten, has determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of any firm commitment to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value for those securities, less any underwriting commission or discount.

Without the approval of our stockholders to offer and sell shares of common stock at prices below NAV, we would be prohibited from selling such shares to raise capital when the market price for our common stock is below NAV.

Reasons to Offer Common Stock Below NAV
From time to time, the U.S. credit markets, including middle-market lending, may experience periods of significant turbulence. For example, between 2008 and 2009, the U.S. credit markets experienced turbulence, spurred in large part by the sub-prime residential mortgage crisis and concerns generally about the state of the U.S. economy. For several months, starting in March 2020, the U.S. credit markets experienced extreme turbulence, driven in large part by COVID-19 and the widespread interruption to the functioning of the U.S. and global economies. This contributed to significant stock price volatility for capital providers, including business development companies, and made access to capital more challenging for many smaller businesses during this period.
As a result of these types of adverse market conditions, we and other companies in the financial services sector may not have access to sufficient debt and equity capital in order to take advantage of favorable investment opportunities. Capital may not be available to us on favorable terms, or at all, in light of the inherent uncertainty and volatility of the financial markets. The recent volatility in the debt capital markets as a result of inflation and rising interest rates gave firms that had access to capital a significant advantage. We believe that attractive investment opportunities may present themselves during periods of market volatility, including opportunities to make new loans or to make acquisitions of other companies or investment portfolios at compelling values, even if shares were to be issued at a discount to NAV. Our ability to take advantage of these opportunities, is dependent, among other things, upon our access to equity capital.
As a business development company, and a company that has elected for tax purposes to be a regulated investment company (“RIC”), the Company is and will be dependent on its ability to raise capital through the issuance of common stock. RICs generally must distribute substantially all of their earnings to stockholders as distributions in order to achieve pass-through tax treatment, which prevents the Company from using those earnings to support new investments. Further, in order to issue additional indebtedness, the Company must have asset coverage, as defined under the 1940 Act, that is at least equal to 150% after each such issuance. As such, the Company must maintain a debt to equity ratio of less than 2:1, which requires the Company to finance its investments with at least half as much equity as debt, in the aggregate. Although the Company does not currently expect that it will exceed this 2:1 debt to equity ratio, the markets it operates in and the general economy remain extremely volatile and uncertain. Continued volatility in the capital markets and the resulting negative pressure on debt investment valuations could negatively impact the Company’s asset valuations, stockholders’ equity and the Company’s debt to equity ratio. This volatility could affect the Company’s ability to comply with certain terms of its revolving credit facility and notes indenture, including maintenance of a borrowing base and financial and negative covenants requiring specified ratios of debt to equity and senior debt coverage. Failure to comply would be an event of default, and if the Company fails to cure such failure under any applicable grace period, the holders of indebtedness could elect to declare all of the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, which could materially and adversely affect the Company’s liquidity, financial condition, results of operations and cash flows. The issuance of additional stock would enable the Company to reduce its leverage and cure such a debt covenant default.
We maintain sources of liquidity through our maintenance of a credit facility and other means, but generally attempt to remain close to fully invested and do not hold substantial cash for the purpose of making new investments. Therefore, to continue to build and support our investment portfolio, we endeavor to maintain continuing access to capital through the public and private equity markets enabling us to take advantage of investment opportunities as they arise.
Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares, regardless of the performance of the business development company’s investments. Recently, the Company’s common stock has traded at a discount in relation to its NAV. The possibilities that shares of our common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether any shares of our common stock issued in the future will trade at, above, or below NAV. The following table sets forth, for each fiscal quarter within the three most recent fiscal years and the current fiscal year, the high and low closing prices for our common stock on the Nasdaq Global

Select Market, and the sales prices as percentages of NAV. On April 6, 2023, the record date, the closing sale price of our common stock on the Nasdaq Global Select Market was $7.65.
		Closing Sales Price		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)
	NAV(1)	High	Low
Year ending December 31, 2023
Second Quarter (through April 6, 2023)	*	$7.83	$7.65	*	*
First Quarter	*	$8.80	$7.10	*	*
Year ended December 31, 2022
Fourth Quarter	$10.39	$9.28	$7.29	(10.7)%	(29.8)%
Third Quarter	$10.43	$9.33	$7.24	(10.5)%	(30.6)%
Second Quarter	$10.71	$10.93	$8.69	2.1%	(18.9)%
First Quarter	$11.30	$11.31	$10.42	0.1%	(7.8)%
Year ended December 31, 2021
Fourth Quarter	$11.51	$11.82	$10.15	2.7%	(11.8)%
Third Quarter	$11.45	$11.13	$10.14	(2.8)%	(11.4)%
Second Quarter	$11.36	$11.50	$10.17	1.2%	(10.5)%
First Quarter	$11.08	$10.15	$8.08	(8.4)%	(27.1)%
Year ended December 31, 2020
Fourth Quarter	$11.00	$9.40	$6.45	(14.5)%	(41.4)%
Third Quarter	$10.83	$7.61	$6.17	(29.7)%	(43.0)%
Second Quarter	$10.37	$8.81	$6.01	(15.0)%	(42.0)%
First Quarter	$10.04	$12.07	$4.90	20.2%	(51.2)%

*
Net asset value has not yet been calculated for this period.

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)
Calculated by taking the respective high or low closing sales price divided by the quarter end net asset value and subtracting 1.

The Board of Directors believes that having the flexibility to issue our common stock below NAV per share in certain instances is in the best interests of stockholders. If we were unable to access the capital markets as attractive investment opportunities arise, our ability to grow over time and continue to pay steady distributions to stockholders could be adversely affected. It could also have the effect of forcing us to sell assets that we would not otherwise sell, and such sales could occur at times that are disadvantageous to sell. In addition, while the Company does not currently expect it will exceed its 2:1 debt to equity ratio under the asset coverage test, the Board of Directors believes that given the current volatile economic conditions, the flexibility to issue shares below NAV in order to allow the Company to remain in compliance with the asset coverage test is in the best interest of stockholders. We could also expend considerable time and resources on a capital raise advantageous for stockholders, but be forced to abandon it solely due to stock market activity causing our stock price to dip temporarily below our NAV per share plus selling costs. Even if we are able to access the capital markets, there is no guarantee that we will grow over time and continue to pay steady dividends. The Board of Directors believes that sales of common stock at less than NAV per share in the future could have either a positive or negative effect on the Company’s stock price depending on a variety of factors, including the Company’s use of the proceeds of such sales.

Conditions to Sales Below Net Asset Value
If this proposal is approved, the Company will only sell shares of its common stock or warrants, options or rights to acquire its common stock at a price below NAV per share if the following conditions are met:
•
a majority of the Company’s directors who have no financial interest in the sale and a majority of directors who are not interested persons of the Company have determined that any such sale would be in the best interests of the Company and its stockholders; and

•
a majority of the Company’s directors who have no financial interest in the sale and a majority of directors who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if the offer is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount.

Finally, in determining whether or not to sell additional shares of the Company’s common stock at a price below the NAV per share, the Board of Directors will have duties to act in the best interests of the Company and its stockholders.
Key Stockholder Considerations and Risk Factors
Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the dilutive effect of the issuance of shares of the Company’s common stock at less than NAV per share on the NAV per outstanding share of common stock. Any sale of common stock at a price below NAV would result in an immediate dilution to existing stockholders. Since under this proposal shares of the Company’s common stock could be issued at a price that is substantially below the NAV per share, the dilution could be substantial. The Company will not solicit further authorization from its stockholders prior to any such sale. This dilution would include reduction in the NAV per share as a result of the issuance of shares at a price below the NAV per share and a proportionately greater decrease in a stockholder’s interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such issuance. When stock is sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the Company. Thus, the per share amount available for distributions upon our liquidation, winding-up or dissolution will decrease following the increase in the number of outstanding shares. If this Proposal No. 2 is approved, the Board of Directors of the Company may, consistent with its fiduciary duties, approve the sale of the Company’s common stock at any discount to its then-current NAV per share; however, the Board of Directors will consider the potential dilutive effect of the issuance of shares at a price below the NAV per share when considering whether to authorize any such issuance and will act in the best interests of the Company and its stockholders in doing so.
The 1940 Act establishes a connection between common share sale price and NAV because, when shares of common stock are sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Further, if current stockholders of the Company do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then-current NAV, their voting power will be diluted. For an illustration of the potential dilutive effect of an offering of our common stock at a price below NAV, please see the table below under the heading “Examples of Dilutive Effect of the Issuance of Shares Below Net Asset Value.”
Finally, any sale of substantial amounts of our common stock in the open market may adversely affect the market price of our common stock and may adversely affect our ability to obtain future financing in the capital markets. In addition, future sales of our common stock to the public may create a potential market overhang, which is the existence of a large block of shares readily available for sale that could lead the market to discount the value of shares held by other investors. In the event we were to continue to sell our common stock at prices below NAV for sustained periods of time, such offerings may result in sustained discounts in the marketplace. In addition, the expenses of any offering by the Company will be borne by the Company’s stockholders regardless of whether the stockholder purchased shares in such offering.
Examples of Dilutive Effect of the Issuance of Shares Below Net Asset Value
Impact on Existing Stockholders who do not Participate in the Offering
Existing stockholders of the Company who do not participate, or who are not given the opportunity to participate, in an offering below NAV per share by the Company or who do not buy additional shares of the Company in the secondary market at the same or lower price obtained by the Company in the offering (after expenses and any underwriting discounts and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the NAV of the Company’s shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in the Company’s earnings and assets and voting power than stockholders who do participate in the offering. All stockholders may also experience a decline in the market price of their shares of the Company’s common stock, which often reflects, to some degree, announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increase.
The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in four different hypothetical offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Although Example 4 below is theoretically possible, in practice such a transaction is highly unlikely to occur. Actual sales prices and discounts may differ from the presentation below.
The examples assume that the issuer has 21.5 million common shares outstanding, $565.0 million in total assets and $340.0 million in total liabilities. The current NAV and NAV per share are thus $225.0 million and $10.47, respectively. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 1,075,000 shares (5% of the outstanding shares) at $9.94 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 2,150,000 shares (10% of the outstanding shares) at $9.42 per share after offering expenses and commissions (a 10% discount from NAV), (3) an offering of 4,300,000 shares (20% of the outstanding shares) at $8.37 per share after offering expenses and commissions (a 20% discount from NAV) and (4) an offering of 7,095,000 shares (33% of the outstanding shares) at $0.01 per share after offering expenses and commissions (effectively a 100% discount from NAV).
	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount		Example 4 33% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$10.47	—	$9.91	—	$8.81	—	$0.01	—
Net proceeds per share to issuer	—	$9.94	—	$9.42	—	$8.37	—	$0.01	—
Decrease to NAV
Total shares outstanding	21,500,000	22,575,000	5.00%	23,650,000	10.00%	25,800,000	20.00%	28,595,000	33.00%
NAV per share	$10.47	$10.44	-0.24%	$10.37	-0.91%	$10.12	-3.33%	$7.87	-24.79%
Dilution to Stockholder
Shares held by Stockholder A	21,500	21,500	—	21,500	—	21,500	—	21,500	—
Percentage held by Stockholder A	0.10%	0.10%	-4.76%	0.09%	-9.09%	0.08%	-16.67%	0.08%	-24.81%
Total Asset Values
Total NAV held by Stockholder A	$225,000	$224,464	-0.24%	$222,955	-0.91%	$217,500	-3.33%	$169,226	-24.79%

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount		Example 4 33% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Total investment by Stockholder A (assumed to be $10.47 per share)	$225,000	$225,000	—	$225,000	—	$225,000	—	$225,000	—
Total dilution to Stockholder A (total NAV less total investment)	—	$-536	—	$-2,045	—	$-7,500	—	$-55,774	—
Per Share Amounts
NAV per share held by Stockholder A	$10.47	$10.44	—	$10.37	—	$10.12	—	$7.87	—
Investment per share held by Stockholder A (assumed to be $10.47 per share on shares held prior to sale)	$10.47	$10.47	—	$10.47	—	$10.47	—	$10.47	—
Dilution per share held by Stockholder A (NAV per share less investment per share)	—	$-0.02	—	$-0.10	—	$-0.35	—	$-2.59	—
Percentage dilution to Stockholder A (dilution per share divided by investment per share)	—	—	-0.24%	—	-0.91%	—	-3.33%	—	-24.79%
Impact on Existing Stockholders who Participate in the Offering
An existing stockholder of the Company who participates in an offering by the Company below NAV per share or who buys additional shares of the Company in the secondary market at the same or lower price as obtained by the Company in the offering (after expenses and any underwriting discounts and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in the Company’s common stock immediately prior to the offering. The level of NAV dilution on an aggregate basis will decrease as the number of shares of the Company’s common stock that such stockholder purchases increases. Existing stockholders of the Company who buy more than such percentage will experience NAV dilution, but will, in contrast to existing stockholders of the Company who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in the Company’s earnings and assets and their voting power than the Company’s increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares of the Company’s common stock that such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that the Company may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the Company’s offering and level of discount to NAV increases.
The examples assume that the issuer has 21.5 million shares of common stock outstanding, $565.0 million in total assets and $340.0 million in total liabilities. The current NAV and NAV per share are thus $225.0 million and $10.47, respectively. The table below illustrates the dilutive and accretive effect in the hypothetical 20% discount offering from the prior table (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 2,150 shares, which is 0.05% of an offering of 4,300,000 shares) rather than its 0.10% proportionate share and (2) 150% of its proportionate share of the offering (i.e., 6,450 shares, which is 0.15% of an offering of 4,300,000 shares) rather than its 0.10%

proportionate share. The Company’s prospectus or prospectus supplement pursuant to which any discounted offering is made will include a table for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.
		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$8.81	—	$8.81	—
Net proceeds per share to issuer	—	$8.37	—	$8.37	—
Decrease/Increase to NAV
Total shares outstanding	21,500,000	25,800,000	20.00%	25,800,000	20.00%
NAV per share	$10.47	$10.12	-3.33%	$10.12	-3.33%
(Dilution)/Accretion to Participating Stockholder A
Shares held by Stockholder A	21,500	23,650	10.00%	27,950	30.00%
Percentage held by Stockholder A	0.10%	0.09%	-8.33%	0.11%	8.33%
Total Asset Values
Total NAV held by Stockholder A	$225,000	$239,250	6.33%	$282,750	25.67%
Total investment by Stockholder A (assumed to be $10.47 per share on shares held prior to sale)	$225,000	$243,947	8.42%	$281,842	25.26%
Total (dilution)/accretion to Stockholder A (total NAV less total investment)	—	$-4,697	—	$908	—
Per Share Amounts
NAV per share held by Stockholder A	$10.47	$10.12	—	$10.12	—
Investment per share held by Stockholder A (assumed to be $10.47 per share on shares held prior to sale)	$10.47	$10.31	-1.44%	$10.08	-3.64%
(Dilution)/accretion per share held by Stockholder A (NAV per share less investment per share)	—	$-0.20	—	$0.03	—
Percentage (dilution)/accretion to Stockholder A (dilution/accretion per share divided by investment per share)	—	—	-1.93%	—	0.32%
Impact on New Investors
The following table illustrates the level of NAV dilution or accretion that would be experienced by a new stockholder in the Company in four different hypothetical common stock offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.
Investors who are not currently stockholders of the Company, but who participate in an offering by the Company below NAV and whose investment per share is greater than the resulting NAV per share due to expenses and any underwriting discounts and commissions paid by the Company will experience an immediate decrease, albeit small, in the NAV of their shares of the Company’s common stock and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders of the Company and who participate in an offering by the Company below NAV per share and whose investment per share is also less than the resulting NAV per share due to expenses and any underwriting discounts and commissions paid by the Company being significantly less than the discount per share, will experience an immediate increase in the NAV of their shares of the Company’s common stock and their NAV per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in the Company’s earnings and assets and their voting power than the Company’s increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that the Company may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings by the Company. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.
The following examples illustrate the level of NAV dilution or accretion that would be experienced by a new stockholder who purchases the same percentage (1.00%) of the shares in the four different hypothetical offerings of common stock of different sizes and levels of discount from NAV per share. The examples assume that the issuer has 21.5 million shares of common stock outstanding, $565.0 million in total assets and $340.0 million in total liabilities. The current NAV and NAV per share are thus $225.0 million and $10.47, respectively. The table below illustrates the dilutive and accretive effects on New Investor A at (1) an offering of 1,075,000 shares (5% of the outstanding shares) at $9.94 per share after offering expenses and any underwriting discounts and commissions (a 5% discount from NAV); (2) an offering of 2,150,000 shares (10% of the outstanding shares) at $9.42 per share after offering expenses and any underwriting discounts and commissions (a 10% discount from NAV); (3) an offering of 4,300,000 shares (20% of the outstanding shares) at $8.37 per share after offering expenses and any underwriting discounts and commissions (a 20% discount from NAV); and (4) an offering of 7,095,000 shares (33% of the outstanding shares) at $0.01 per share after offering expenses and any underwriting discounts and commissions (effectively a 100% discount from NAV).
	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount		Example 4 33% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$10.47	—	$9.91	—	$8.81	—	$0.01	—
Net proceeds per share to issuer	—	$9.94	—	$9.42	—	$8.37	—	$0.01	—
Decrease/Increase to NAV
Total shares outstanding	21,500,000	22,575,000	5.00%	23,650,000	10.00%	25,800,000	20.00%	28,595,000	33.00%
NAV per share	$10.47	$10.44	-0.24%	$10.37	-0.91%	$10.12	-3.33%	$7.87	-24.79%
Dilution/Accretion to New Investor A
Shares held by New Investor A	—	10,750	—	21,500	—	43,000	—	70,950	—
Percentage held by New Investor A	—	0.05%	—	0.09%	—	0.17%	—	0.25%	—
Total Asset Values
Total NAV held by New Investor A	—	$112,232	—	$222,955	—	$435,000	—	$558,447	—
Total investment by New Investor A	—	$112,500	—	$213,158	—	$378,947	—	$747	—
Total (dilution)/accretion to New Investor A (total NAV less total investment)	—	$-268	—	$9,797	—	$56,053	—	$557,700	—
Per Share Amounts	—
NAV per share held by New Investor A	—	$10.44	—	$10.37	—	$10.12	—	$7.87	—

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount		Example 4 33% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Investment per share held by New Investor A	—	$10.47	—	$9.91	—	$8.81	—	$0.01	—
(Dilution)/accretion per share held by New Investor A (NAV per share less investment per share)	—	$-0.02	—	$0.46	—	$1.30	—	$7.86	—
Percentage (dilution)/ accretion to New Investor A (dilution per share divided by investment per share)	—	—	-0.24%	—	4.60%	—	14.79%	—	74,674.40%
The discount to NAV is a result of market perception that moves the share price and thus NAV is only one determinant of market value.
The Company expects the market price of shares of its common stock will incorporate a discount or premium factor based on the market assessment of future earnings and the likelihood of those earnings supporting growth in our dividend yield.
Notwithstanding the dilutive effect of any equity financing on the Company’s NAV, the Board of Directors has considered the Company’s need to obtain additional capital for investment and other factors discussed in this Proxy Statement. With more capital to invest, the Board of Directors believes that the Company would be able to make investments with more significant earnings and growth potential. The Board of Directors further believes that over time the value of the incremental assets available for investment, taken together with the other factors previously discussed, may be reflected positively in the market price of the Company’s shares and that such increases may exceed the initial dilutive effects that the Company is likely to experience in its NAV due to offerings of shares of common stock in accordance with this Proposal No. 2. In our view, the secondary market price of our common stock is an important gauge of the true economic impact on stockholders of any equity offering.
Other Considerations
In reaching its recommendation to stockholders to approve this Proposal No. 2, the Board of Directors considered a possible source of conflict of interest due to the fact that, once invested, proceeds from the issuance of additional shares of the Company’s common stock will increase the management fees that the Company pays to MC Advisors as such fees are partially based on the amount of the Company’s gross assets, excluding cash. The Board of Directors, including the independent directors, concluded that the benefits to the Company’s stockholders from increasing the Company’s capital base outweighed any detriment from increased management fees. The Board of Directors also considered the effect of the following factors:
•
the costs and benefits of a common stock offering below NAV compared to other possible means for raising capital or concluding not to raise capital;

•
the size of a common stock offering in relation to the number of shares outstanding;

•
the general conditions of the securities markets; and

•
any impact on operating expenses associated with an increase in capital.

Potential Investors
The Company has not solicited any potential buyers of the shares that it may elect to issue in any future offering to comply with the federal securities laws. No shares are earmarked for management or other affiliated persons of the Company. However, members of our management and other affiliated persons may participate in a common stock offering by the Company on the same terms as others.
Required Vote
Approval of this proposal requires the affirmative vote of (1) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, and (2) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting which are not held by affiliated persons of the Company.
For purposes of this proposal, the 1940 Act defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) 50% of the outstanding voting securities of the Company, whichever is less. Abstentions and broker non-votes will have the effect of a vote against this proposal.
The Board of Directors recommends a vote “FOR” the proposal to authorize the Company, pursuant to approval of the Board of Directors of the Company, to sell shares of its common stock or warrants, options or rights to acquire its common stock during the next twelve months at a price below the Company’s then-current net asset value per share, subject to certain conditions as set forth in this proxy statement (including that the number of shares sold on any given date does not exceed 25% dilution to current investors not participating in the offering).

OTHER BUSINESS
The Board of Directors knows of no other business to be presented for action at the 2023 Annual Meeting of Stockholders. If any matters do come before the meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the meeting. The submission of a proposal does not guarantee its inclusion in our proxy statement or presentation at the meeting unless certain securities law requirements are met.
You are cordially invited to participate in the 2023 Annual Meeting of Stockholders. Whether or not you plan to participate in the meeting, you are requested to indicate your vote as to the matters to be acted on at the meeting by following the instructions provided in the enclosed proxy card or voting instruction form.
By order of the Board of Directors
Lewis W. Solimene, Jr.
Chief Financial Officer, Chief Investment Officer and Corporate Secretary
Chicago, Illinois
April 18, 2023

SCAN TO VIEW MATERIALS & VOTE MONROE CAPITAL CORPORATION 311 SOUTH WACKER DRIVE SUITE 6400 CHICAGO, IL 60606 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/MRCC2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V08314-
P91503 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MONROE CAPITAL CORPORATION THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS. For Withhold All All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1. The election of the nominees listed below to serve as Class II Directors until their respective successors have been duly elected and qualified. ! ! ! NOMINEES: 01) Jeffrey A. Golman 02) Jorde M. Nathan 03) Caroline B. Davidson For Against Abstain 2. To approve a proposal to authorize the Company, pursuant to approval of the Board of Directors of the Company, to sell shares of its common stock ! ! ! or warrants, options or rights to acquire its common stock during the next twelve months at a price below the Company's then current net asset value per share, subject to certain conditions as set forth in the proxy statement (including that the number of shares sold on any given date does not exceed 25% dilution to current investors not participating in the offering). 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the meeting. THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted "FOR" proposals 1 and 2. The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the 2022 Annual Report to Stockholders. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Form 10-K and Shareholder Letter are available at www.proxyvote.com. V08315-P91503 MONROE CAPITAL CORPORATION 311 SOUTH WACKER DRIVE, SUITE 6400 CHICAGO, ILLINOIS 60606 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Theodore L. Koenig and Lewis W. Solimene, Jr., or any of them, as proxies, and each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Monroe Capital Corporation held of record by the undersigned on April 6, 2023, at the Annual Meeting of Stockholders to be held virtually on June 15, 2023 at 11:30 a.m. Eastern time, at www.virtualshareholdermeeting.com/MRCC2023, or any adjournment or postponement thereof. THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ABOVE; where no choice is specified, it will be voted "FOR" proposals 1 and 2. The proxies named above also will vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the meeting. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side. The proxies cannot vote your shares unless you sign and return this card. (Continued and to be signed on the reverse side.)